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                                                                    Exhibit 10.3


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                    PRODUCT DEVELOPMENT AND SUPPLY AGREEMENT

        THIS AGREEMENT is entered into as of the 22nd day of March, 1996, by and between Penwest, Ltd., a Washington corporation ("Penwest"), and Mylan Pharmaceuticals Inc., a West Virginia corporation ("Mylan").

        A. Penwest has developed a controlled-release agent covered by one or more patents, patent applications, know-how and other proprietary technology, which agent Penwest markets under the name "TIMERx(R)" ("TIMERx"). Penwest has conducted initial biostudies with respect to the potential development of one or more pharmaceutical products incorporating the active ingredient glipizide ("Glipizide"), TIMERx, and one or more other excipients.

        B. Mylan is interested in developing for manufacture a pharmaceutical product incorporating Glipizide in a solid-dosage controlled-release delivery system for oral administration in humans.

        C. The parties, under two prior agreements (the "Nifedipine Agreements"), are engaging in certain activities relating to the development and testing of a product incorporating the active ingredient Nifedipine and TIMERx, and designed to be bioequivalent, respectively, to the products currently being marketed in the United States under the names "Procardia XL" and "Adalat CC." The parties now desire to engage in a separate program of research, development, and testing activities designed to determine if Penwest's TIMERx controlled-release system can be adapted and combined with Glipizide to make a generic controlled-release version of Glipizide for oral solid-dosage administration in humans that is bioequivalent to the product currently being marketed in the United States under the name "Glucotrol XL." If such activities are successful, Mylan desires to contract for a supply of TIMERx for use in the manufacture of such a controlled-release form of Glipizide, and Penwest is willing to supply the same provided that Mylan agrees to obtain all of its requirements for controlled-release agents for Glipizide products that are essentially bioequivalent to "Glucotrol XL" in the form of TIMERx from Penwest as provided herein.





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        NOW, THEREFORE, the parties hereby agree as follows:

        1.      DEFINITIONS.

        1.1 "AFFILIATE" shall mean any individual, partnership, corporation, limited company, trust, or other entity of whatever nature (hereinafter collectively referred to as "Person"), which is directly or indirectly controlling, controlled by or under common control with another Person, identifiable based upon the context in which the term is used. The term "control" shall mean the possession of the power to direct or cause the direction of the management and policies and/or the distribution of the profits of a Person.

        1.2 "APPROVAL DATE" shall mean the date on which the Designated Product (in the applicable dosage strength) is first approved by the U.S. Food and Drug Administration (herein the "FDA") for commercial sale in oral solid-dosage form for administration in humans, pursuant to an abbreviated new drug application ("ANDA").

        1.3 "APPROVED GENERIC VERSION" shall mean a drug that is bioequivalent to the product that is currently being marketed in the United States under the name "Glucotrol XL", and that has been fully approved for commercial sale in oral solid- dosage form for administration in humans by the FDA or, as applicable, the parallel regulatory authorities in the Non-Exclusive Territory, and which is not branded, labelled, or marketed under the name "Glucotrol" or "Glucotrol XL" and which is not marketed by Mylan, any of its Affiliates, or under a license or sublicense from Mylan or its Affiliate.

        1.4 "CERTIFICATION PERIOD" shall mean, for each dosage strength, the period beginning on the Submission Date for such dosage strength and ending on the earlier of:

                1.4.1   the Approval Date for such dosage strength; or

                1.4.2   the termination of this Agreement as provided herein.

        1.5 "CONFIDENTIAL TECHNOLOGY" shall mean all technology and know-how disclosed hereunder that is, at the relevant time hereunder, protected or required to be protected by both parties hereto as confidential information pursuant to Section hereof.

        1.6 "DESIGNATED PRODUCT" shall mean the solid-dosage form of a controlled- release pharmaceutical for oral administration in humans that combines Glipizide with TIMERx and other excipients and that is bioequivalent to the product currently (as of the Effective Date) marketed in the United States under the name "Glucotrol



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XL," as more fully described in Exhibit 1.6 subject to modifications as Penwest and Mylan may mutually agree during the Development Period. The parties intend that the Designated Product will be developed in more than one dosage strength, as more fully described in Exhibit 1.6.

        1.7 "DEVELOPMENT PERIOD" shall mean, for each dosage strength, the period from the Effective Date through the Submission Date for such dosage strength or the earlier termination of this Agreement as provided herein.

        1.8 "DEVELOPMENT STEPS" shall mean the activities specified in Exhibit hereto to be undertaken by the parties during the Development Period.

        1.9 "DMF" shall mean Drug Master File as defined in 21 CFR 300 et seq., including amendments and supplements which will be filed by Penwest.

        1.10 "EFFECTIVE DATE" shall mean the effective date of this Agreement, which is the date first written above.

        1.11 "EXCLUSIVE TERRITORY" shall mean the United States and its territories and possessions.

        1.12 "FORMULATED TIMERX" shall mean TIMERx and certain additives in a formulation to be developed hereunder specifically for use in the Designated Product.

        1.13 "JOINT DEVELOPMENTS" shall mean any and all inventions, improvements, modifications, alterations, or enhancements that are developed jointly by Mylan or any of its Affiliates, on the one hand, and Penwest or any of its Affiliates, on the other hand, during the term of this Agreement or during any period of mutual cooperative development prior to the Effective Date, together with all United States and foreign intellectual property and other rights and interests of the parties and their respective Affiliates thereto and therein, including without limitation patents, trade secrets, copyright, periods of market exclusivity, and other related rights or interests, to the extent the same remain protected by any such rights and interests from being used freely by others.

        1.14 "LICENSE TERM" shall mean the cumulative period covered by the Development Period, the Certification Period, and the Marketing Period.

        1.15 "MARKETING PERIOD" shall mean, for each dosage strength, the period beginning on the Approval Date for such dosage strength and ending on the earlier of:

                1.15.1  the twentieth anniversary of such Approval Date; or




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                1.15.2  the termination of the License Term and/or this
                Agreement as provided herein.

        1.16 "MYLAN IMPROVEMENTS" shall mean, except for any Joint Developments, any and all improvements, modifications, alterations, or enhancements to any of the inventions covered by the Penwest Patents, Penwest's Confidential Technology, or the TIMERx Production Technology, that are developed, owned, or controlled by Mylan or any of its Affiliates or sublicensees, or in which Mylan or any of its Affiliates or sublicensees otherwise has any rights or interests during the term of this Agreement (or, with respect to such sublicensees, during the term of the respective sublicenses) or during any period of mutual cooperative development prior to the Effective Date; together with all United States and foreign intellectual property and other rights and interests of Mylan and its Affiliates and sublicensees thereto and therein, including without limitation patents, trade secrets, copyright, periods of market exclusivity, and other related rights or interests, to the extent the same remain protected by any such rights and interests from being used freely by others.

        1.17 "MYLAN TEST AND REGULATORY DATA" shall mean any and all test data, test designs and protocols, clinical studies and results thereof, government licenses and applications therefor, government certifications and findings, and related materials, information and rights (including without limitation information regarding bioavailability and bioequivalence, and any adverse drug reactions), developed, commissioned or otherwise obtained by Mylan or any of its Affiliates or sublicensees during the term of this Agreement (or, with respect to such sublicensees, during the term of the respective sublicenses) relating to TIMERx, Mylan Improvements, the Designated Product, Penwest Patents, TIMERx Production Technology, and/or Penwest's Confidential Technology, together with all intellectual property and other rights and interests of Mylan and its Affiliates or sublicensees thereto and therein, worldwide. It is understood that:

                1.17.1 To the extent any of the Mylan Test and Regulatory Data is available for review by the public without confidentiality restrictions, it shall be referred to herein as the "Available Portion" of the Mylan Test and Regulatory Data; and that

                1.17.2 To the extent any of the Mylan Test and Regulatory Data meets the criteria specified in Exhibit , it shall be referred to herein as the "Deliverable Portion" of the Mylan Test and Regulatory Data.






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        1.18    "NET SALES" shall mean ****************************************
*******************************************************************************
*******************************************************************************,
calculated in accordance with United States Generally Accepted Accounting Principles ("GAAP") consistently applied, which pertains to the Designated Product. The calculation of Net Sales shall include
*******************************************************************************
in accordance with GAAP, ******************************************************
*******************************************************************************
*******************************************************************************
**************************************************************

                (a)     ******************************

                (b)     ***********************************************

                (c)     ***************************************************

                        *********************

                        *********************

                        ****************************************

                        *******************************************************
                        *******************************************************

                        ****************************************

                        ************************

                        *******************************

                        **************************

                        *************************

                        ************************
                        ***************************************************

        1.19 "NON-EXCLUSIVE TERRITORY" shall mean Canada and Mexico and the respective territories and possessions of each.

        1.20    "PENWEST PATENTS" shall mean:




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                1.20.1  those United States patents and foreign equivalents in the NonExclusive Territory and United States and foreign patent applications listed in Exhibit and all divisions, continuations, reissues, or extensions thereof, any periods of marketing exclusivity relating thereto, and any letters patent that issue thereon; and

                1.20.2 Penwest's rights under United States patents and foreign patents in the Non-Exclusive Territory, if any, obtained and in force during the License Term covering any of Penwest's improvements, modifications, alterations, or enhancements to any of the inventions covered by the Penwest Patents.

        1.21 "PENWEST TEST AND REGULATORY DATA" shall mean any and all test data, test designs and protocols, clinical studies and results thereof, government licenses and applications therefor, government certifications and findings, and related materials, information and rights (including without limitation information regarding bioavailability and bioequivalence, and any adverse drug reactions), developed, commissioned or otherwise obtained by Penwest or any of its Affiliates during the term of this Agreement relating to TIMERx, Penwest Patents, TIMERx Production Technology, and/or Penwest's Confidential Technology, together with all intellectual property and other rights and interests of Penwest and its Affiliates thereto and therein in the Territory.

        1.22. "PERCENTAGE MARKET SHARE" shall mean the share of the total United States market for the aggregate of all Approved Generic Versions, the product currently being marketed under the name "Glucotrol XL," and the Designated Product which is represented by unit sales of the Designated Product, stated as a percentage of such total market. The unit sales of such products shall be determined through the publicly available reports of IMS or an alternate public source mutually approved by the parties hereto.

        1.23    "PRODUCTION ROYALTIES" shall mean *****************************
*******************************************************************************
*******.

        1.24 "PROJECT CONTACT(S)" shall mean the persons appointed by each party to serve as contact person between the parties during the Development Period and the Certification Period. The initial Project Contact for Penwest is Dr. Paul K. Wotton and the initial Project Contact for Mylan is J. Gregory Ford. Each party shall promptly notify the other party of any substitution of other personnel as its Project Contact. Each party may select and supervise its other project staff as needed.

        1.25 "ROYALTIES" (or "Royalty") shall mean the royalties payable to Penwest pursuant to Section hereof.



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        1.26    "SPECIFICATIONS" shall mean such standards and analytical
methods established in writing by Penwest and Mylan as are reasonably necessary or appropriate to assure the identity, strength, quality and purity of the TIMERx and Formulated TIMERx, and any such other standards or methods as may be required or approved by the FDA. It is understood and agreed that the Specifications for Formulated TIMERx for use in Designated Product to be sold in the Non-Exclusive Territory shall be the same as those for Formulated TIMERx for use in Designated Product to be sold in the Exclusive Territory, and in no event will Mylan permit the Designated Product to be certified for sale in the Non-Exclusive Territory on any other basis.

        1.27 "SUBMISSION DATE" shall mean the date on which Mylan submits to the FDA an ANDA for the Designated Product (in the applicable dosage strength), as approved by the parties at the end of the Development Period for such dosage strength.

        1.28 "TERRITORY" shall mean the Exclusive Territory and the Non-Exclusive Territory.

        1.29 "TIMERX PRODUCTION TECHNOLOGY" shall mean Penwest's rights under the Penwest Patents and any and all other patents, patent applications, and other technology and know-how belonging to Penwest from time to time during the term of this Agreement that directly relate to, and are necessary for the production of, Formulated TIMERx for use in the Designated Product.

        1.30 "UNIT PRICE" shall mean ******************* of Formulated TIMERx, subject to adjustment ********************* to reflect any percentage increases or decreases in the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Consumers for the New York City Metropolitan Area, "All Items" (1982-84 = 100) (the "Index") over the base period Index. The Index, which may be a monthly, quarterly or other fiscal period Index *************** **************************, shall be considered the
"base period" Index. If at any time publication of the Consumer Price Index is discontinued, Penwest shall, with the consent of Mylan (which consent shall not be unreasonably withheld), substitute any other index published by the Bureau of Labor Statistics, or successor or similar governmental agency or quasi-governmental or private entity providing similar information as may then be in existence and shall be most nearly equivalent thereto.

        2.      DEVELOPMENT PERIOD.

        2.1 In consideration of Penwest's entering into this Agreement, Mylan shall pay Penwest upon the Effective Date a nonrefundable initial fee of **************. Upon receipt of such sum, Penwest will deliver to Mylan the results of the initial




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pilot biostudy conducted by Penwest, and Mylan will conduct a second or subsequent pilot biostudy(ies) (the "Mylan Pilot Biostudy(ies)").

        2.2 As additional inducement to Penwest to enter into this Agreement, Mylan hereby affirms that, other than confidentiality agreements not binding either party to any further agreement, it currently has no agreement or arrangement with any Person other than Penwest for or including the development, design, testing, certification, manufacture or marketing by it or such other Person (or the Affiliate(s) of either) of any controlled-release Glipizide product that is intended to be essentially bioequivalent to "Glucotrol XL," and agrees that it will refrain from entering into any such agreement or arrangement (other than such confidentiality agreements) throughout the duration of the Development Period or the period of eighteen months following the date hereof, whichever expires later.

        2.3 During the Development Period, each of Penwest and Mylan will exert its continuing best efforts to perform their respective tasks specified in Exhibit , within the estimated time periods there stated, in order to create and produce the Designated Product, and each will cooperate with the other in such efforts. Each party will, promptly and throughout the Development Period, provide to the other all necessary information in or coming into its possession or reasonably available to it for such purposes. Notwithstanding anything else to the contrary contained herein, nothing shall require either party to disclose confidential information for which such party has an obligation of confidentiality to a third party. Each party understands and agrees that the other does not warrant or commit that the Designated Product will be successfully developed, and neither party shall have any liability or responsibility to the other or to third parties for any such failure of the development process hereunder, except to the extent such failure results from said party's intentional misconduct, negligence, or breach of its duties or obligations as set forth herein.

        2.4 Mylan shall be responsible for, and hereby agrees to conduct or arrange for, at Mylan's expense, all testing and studies during the Development Period, including as to bioavailability and bioequivalence, in connection with the development, licensing, manufacture and marketing of the Designated Product, and for substantial compliance with all material and relevant governmental requirements imposed in the Territory with respect to the manufacture, use, and sale of the Designated Product. In consideration of Penwest's entering into this Agreement, Mylan agrees to pay Penwest:

                2.4.1 A milestone fee of ***************, payable ****************************************************** that the
                **************************************************** under this
                Agreement *****************************************************


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                ******************************************************* such milestone payment will be ************************.

                2.4.2 An additional milestone fee of ****************, payable ******************************************************* that the
                ***************************************************************
                *****************************************************under this
                Agreement *****************************************************
                ***************************************************************
                ********************************************************** such milestone payment will be ************************.

        2.5 Mylan shall be primarily responsible for the preparation, at its expense, of an ANDA for the Designated Product, to be filed with the FDA at the end of the Development Period. In consideration of Penwest's entering into this Agreement, Mylan agrees to pay Penwest additional milestone fees as follows:

                2.5.1   *************** payable *******************************
                ***************************************************************;
                provided, however, that if the ************************ *******
                ******************************************************* **** for
                such dosage strength, such milestone fee under this clause shall be **************************.

                2.5.2   ***************** payable *****************************
                ***************************************************************
                ********************** (whether or not made in conjunction with **********************************); provided, however, that if the ******************************************* for such dosage strength, such milestone fee under this clause shall be
                *********************************.

        2.6 Each party's Project Contact will provide written reports to the other party's Project Contact at least monthly throughout the Development Period, stating in detail all efforts made and in process, and all significant progress achieved and difficulties encountered in the development effort since the last such report. Each party's Project Contact will also be available throughout the Development Period to answer any reasonable questions from the other party's Project Contact. The parties will cooperate reasonably during the Development Period such that the sites for meetings among their respective personnel shall be alternated among the parties' facilities to the extent practicable.





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        2.7     During the Development Period, Mylan will supply, at its own expense, all Glipizide reasonably required to support the development effort, and Penwest shall provide at its own expense all TIMERx reasonably required for such effort. Each party shall bear its own expenses for all activities during the Development Period, except as otherwise stated in Exhibit .

        2.8 Either party may terminate this Agreement before completion of the Development Period by delivery of 90 days' written notice to the other if such party reasonably determines that, due to unfavorable or inconclusive results to that time, no further Development Steps are likely to lead to the successful development of the target Designated Product listed in Exhibit 2.3.

        3.      CERTIFICATION PERIOD.

        3.1 During the Certification Period, Mylan will exert its continuing best efforts, at its expense, to prosecute the ANDA(s) for the Designated Product (in the contemplated dosage strengths) filed hereunder successfully to the granting of an FDA approval to market the Designated Product. Penwest will, promptly and throughout the Certification Period, provide to Mylan all necessary information in or coming into Penwest's possession or reasonably available to it for such purpose. Each party understands and agrees that the other does not warrant or commit that the Designated Product will be successfully licensed or certified for marketing by the FDA, and neither party shall have any liability or responsibility to the other or to third partiesfor any such failure of the certification process hereunder, except to the extent such failure results from said party's intentional misconduct, negligence, or breach of its duties or obligations as set forth herein.

        3.2 Either party may terminate this Agreement before completion of the Certification Period by delivery of 90 days' written notice to the other if such party reasonably determines that, due to unfavorable action by the FDA, the ANDA is not likely to be approved by the FDA, regardless of any further steps or submissions that could be made.

        3.3 Mylan's Project Contact will provide written reports to Penwest's Project Contact at least quarterly throughout the Certification Period, stating in detail all efforts made and in process, and all significant progress achieved and difficulties encountered in the certification effort since the last such report. Mylan's Project Contact will also be available throughout the Certification Period to answer any reasonable questions from Penwest's Project Contact.

        3.4 During the Certification Period, Mylan shall provide at its own expense all Glipizide and other materials and manufacturing and testing services reasonably required to support the testing and certification effort, and




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Penwest shall provide at its own expense all TIMERx reasonably required for such effort. Each party will bear its own expenses during the Certification Period.

        3.5 In consideration of Penwest's entering into this Agreement, Mylan agrees to pay Penwest additional milestone fees as follows:

                3.5.1   ************* payable *********************************
                ***************************************************************;
                provided, however, that if the ********************************
                ********************************************************** such milestone fee under this clause shall be********************.

                3.5.2   *************** payable *******************************
                (whether or not concurrent with the **************************); provided, however, that if the ********************************
                ***************************************************************
                **************, such milestone fee under this clause shall be
                *******************************.

Mylan shall notify Penwest of the occurrence of the Approval Date no later than the next business day following Mylan's learning of such occurrence.

        4.      MARKETING PERIOD.

        4.1 Subject to the granting of all necessary governmental approvals or concurrences to sell the Designated Product, Mylan hereby agrees, during the Marketing Period, to use its continuing best efforts to market, promote and sell the Designated Product throughout the Territory.

        4.2 Mylan shall launch the 5mg Designated Product and the 10mg Designated Product on the market within thirty days following the respective Approval Date therefor. In consideration of Penwest's entering into this Agreement, Mylan agrees to pay Penwest additional milestone fees as follows:

                4.2.1 ******************* payable concurrently with the market launch of the **************************************; provided, however, that if the ******************************************
                ***************************************************************
                ************************, such milestone fee under this clause shall be *********************************.

                4.2.2 ******************* payable concurrently with the market launch of the ***************************** (whether or not




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                concurrent with the ******************************************);
                provided, however, that if the ****************************such milestone fee under this clause shall be**********************.

        4.3     Mylan hereby agrees to pay to Penwest Royalties as follows:

                4.3.1 with respect to all Net Sales with respect to Designated Product sold in a nation during a quarter in which there is ****** ******************* in the same dosage strength on the market in such nation, the Royalty rate shall be ******************************* of such Net
                        Sales;

                4.3.2 with respect to all Net Sales with respect to Designated Product sold in a nation during a quarter in which there is*********************************************** in the
                        same dosage strength on the market in such nation, the Royalty rate shall be ***************************** of such Net Sales;

                4.3.3 with respect to all Net Sales with respect to Designated Product sold in a nation during a quarter in which there are ******************************** in the same dosage strength on the market in such nation, the Royalty rate shall be ********************* of such Net Sales;
                        provided, however, that such Royalties shall be reduced by ****************************************************
                        with respect to Net Sales of the Designated Product as to which no license to Penwest Patents hereunder is applicable to the manufacture, sale or use of the Designated Product (it being understood that a Penwest Patent shall not be considered applicable to the manufacture of the Designated Product solely by virtue of its applicability to the manufacture and/for such purpose hereunder, unless such Penwest Patent is also otherwise applicable to the manufacture, sale or use of the Designated Product). For purposes of the foregoing, to be "sold in a nation" refers to the nation in which such Designated Product will be initially placed into actual commercial distribution, regardless of the FOB point or where the agreement for such sale may have been struck. If an Approved Generic Version (other than the Designated Product) is first put on the market in a nation during the first half of a calendar quarter, it will be deemed for purposes of this Section to have been on the market in such nation from the first day




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                        of such quarter, and if it is first put on the market in
                        a nation during the second half of a calendar quarter, it will be deemed for purposes of this Section not to have been on the market in such nation until the first day of the following quarter.

        4.4 All Royalties payable pursuant to this Agreement shall be due quarterly **************** following the end of each calendar quarter for Net Sales in such calendar quarter. Each such payment shall be accompanied by a statement of Net Sales for the quarter and the calculation of Royalties payable hereunder. All Royalties and all other amounts which are overdue under this Agreement will bear interest at the rate of 1 1/2% per month from the date due through the date of payment. Mylan shall keep and shall cause its Affiliates and its and their sublicensees to keep complete, true and accurate records for the purpose of showing the derivation of all Royalties payable to Penwest under this Agreement. Penwest's duly accredited representatives (which representatives are approved for such purpose by Mylan, which approval shall not be unreasonably withheld nor shall it be revocable by Mylan following the start of any inspection hereunder) shall have the right to inspect, copy, and audit such records at any time during reasonable business hours upon reasonable prior notice to Mylan or any of its Affiliates or sublicensees, respectively, but such right will not be exercised more often than annually (it being understood that a single exercise of such right may include a series of related or continuing inspections, copying and audits). Any such audit shall be at the expense of Penwest, unless the audit reveals that, with respect to the period under audit, less than 97% of the Royalties due to Penwest hereunder have been reported, in which event Mylan shall pay or reimburse Penwest for the reasonable expenses of such audit, in addition to Penwest's other remedies for such underpayment.

        4.5 All monies due hereunder shall be paid in United States Dollars to Penwest in Patterson, New York, USA. Said payment may be made at Mylan's option by check or wire transfer.

        4.6 Mylan and Penwest will negotiate in good faith, for at least 60 days following the first written request by either party for such negotiations, with respect to a separate agreement whereby Mylan would produce Designated Product for sale to Penwest for distribution outside of the Exclusive Territory. It is understood that neither party will be bound hereby to enter such an agreement.

        5.      SUPPLY OF FORMULATED TIMERx.

                5.1 Except as provided in Section , and subject to the other provisions hereof, Penwest will supply Mylan and its Affiliates and sublicensees with sufficient quantities of Formulated TIMERx to meet their reasonable requirements for manufacturing of the Designated Product during the Marketing Period, and Mylan





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shall purchase all of its and its Affiliates' and sublicensees' requirements for controlled-release agents for Glipizide products that are essentially bioequivalent to "Glucotrol XL" in the form of TIMERx from Penwest during such period.

                5.2 The price for all Formulated TIMERx sold hereunder shall equal the Unit Price multiplied by the applicable units purchased. All sales ********************************************************************, and Mylan
shall bear all transportation, insurance, taxes, duties, and other costs and risks of loss, spoilage and damage associated with the shipping and delivery of Formulated TIMERx to Mylan or its Affiliates or sublicensees.

                5.3 Penwest warrants that it will not change or modify its DMF, the Specifications, or its method of manufacture for Formulated TIMERx without prior written consent from Mylan, which consent shall not be unreasonably withheld.

                5.4 Penwest shall perform quality control tests with respect to all Formulated TIMERx as required by the FDA as set forth in the DMF. In addition, Penwest may perform such other tests as Penwest deems necessary in accordance with its applicable policies. No other or special tests by Penwest with respect to the raw materials or Formulated TIMERx will be required, unless and to the extent that Mylan establishes that the same are required in order to obtain or maintain an FDA approval to market the Designated Product in the Exclusive Territory. Penwest shall promptly, upon completion of each lot or batch of Formulated TIMERx, deliver to Mylan a copy of the record of such test performed on said lot or batch.

                5.5     Each shipment of the TIMERx or Formulated TIMERx shall:

                        i) be accompanied by a Certificate of Analysis and a certificate of Origin;

                        ii) meet all present, FDA, Compendial, and the applicable Specifications; and

                        iii) be manufactured, packaged, stored and shipped in conformance with the applicable Specifications, and Current Good Manufacturing Practices ("cGMPs").

                5.6 Within a reasonable period but not more than thirty (30) days after receipt, Mylan will analyze each shipment of the Formulated TIMERx. If Mylan considers any such shipment not to conform to the applicable Specifications, Mylan shall notify Penwest immediately and provide Penwest with the relevant analysis. If Penwest does not agree, the parties shall submit such disagreement to the arbitration of one mutually accepted neutral analytical laboratory. If Penwest or the neutral laboratory agree with Mylan, Penwest shall not have any obligation to Mylan other than to accomplish at Mylan's option any of the following:

                        i) at its own expense accept return of any shipment not accepted; or

                        ii) reimburse Mylan for the cost of disposal or destruction; and

                        iii) use commercially reasonable efforts to replace the non-conforming shipment with conforming Formulated TIMERx.

                5.7 In case Penwest cannot supply Mylan the requested quantities of the Formulated TIMERx, the shipments may be made by an alternate supplier designated by Penwest with Mylan's consent, which consent shall not be unreasonably withheld. Penwest will qualify (in Penwest's reasonable judgment) at least one such alternate supplier and notify Mylan thereof at least 90 days prior to the submission of the ANDA. If Mylan has any objections to such supplier, it shall so notify Penwest within fifteen days following Penwest's notice of such qualification, or else Mylan will be deemed to have consented to such qualification and the designation of such supplier. Such shipment by the alternate supplier shall be made under the same agreed terms and conditions as those set forth herein, except that an additional 60 days shall be added to the order lead time stated in any then-outstanding order for Formulated TIMERx hereunder to reflect the transition time required to shift to such alternate supplier. Notwithstanding anything to the contrary set forth herein, Penwest will be responsible for enforcing all relevant terms and conditions set forth herein against such alternate supplier and remain liable to Mylan for any breach of such terms and conditions by such supplier.

                5.8 If for any reason Penwest (or the alternate supplier) fails to supply Mylan with its and its Affiliates' and sublicensees' requirements of Formulated TIMERx during the Marketing Period as agreed hereunder, Penwest shall grant Mylan a nonexclusive license to manufacture Formulated TIMERx under the TIMERx Production Technology and make knowledgeable personnel reasonably available to consult with Mylan, all to the extent necessary to enable Mylan to produce Formulated TIMERx that would otherwise have been supplied by Penwest or an alternate supplier hereunder for Mylan and its Affiliates and sublicensees in connection with the production of the Designated Product pursuant to this Agreement.



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                        5.8.1   In such event Mylan shall pay to Penwest, in
                                addition to the Royalties under Section , Production Royalties equal to ****************, if any, of the then-current Unit Price for each kilogram of Formulated TIMERx produced by Mylan hereunder, ******************************. Such
                                Production Royalties shall be payable and reported and accounted for as stated in Sections and , except that the Production Royalties will be payable ********************* after the end of the calendar quarter in which the applicable kilogram of Formulated TIMERx was produced.

                        5.8.2 Mylan shall maintain all information and technology delivered to Mylan pursuant to this Section, whether orally or in writing, in confidence in accordance with Section (to the extent the same is Confidential Technology) and shall use such information and technology only for the purpose of producing Formulated TIMERx for its own use and the use of its Affiliates and sublicensees in connection with this Agreement.

                        5.8.3 Mylan acknowledges that, in doing the foregoing, Penwest will not be providing a "turnkey" operation. Rather, Penwest will only be required to make reasonably available to Mylan the best standard of knowledge and information then available to Penwest and directly used in its or its Affiliate's manufacture of Formulated TIMERx. If any professional licenses, visas, or other permits are required for any of the consulting to be provided by Penwest's or its Affiliates' or licensees' personnel, Mylan shall so inform Penwest and Mylan shall bear the costs of obtaining the same.

                        5.8.4 Neither Penwest nor its Affiliates or licensees will be responsible for any failure of Mylan or its personnel to understand or properly to implement such knowledge and information or for any materials made by any party other than Penwest or such respective Affiliate or licensee using such knowledge and information.

                        5.8.5 If Penwest's non-delivery of Formulated TIMERx resulted in whole or in part from a temporary inability to produce and deliver the same, Penwest may, at its option and on at least 120 days' prior written notice to Mylan, terminate the




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                                license to produce Formulated TIMERx hereunder
                                once Penwest or its alternative supplier is again able and willing to supply Formulated TIMERx hereunder.

                5.9 Penwest shall, after receipt of reasonable prior notice, give duly accredited representatives of Mylan access at all reasonable times during regular business hours to inspect, copy, and audit any relevant records of Penwest's or its Affiliate's plant in which the Formulated TIMERx is being produced.

                5.10 Mylan shall deliver to Penwest a firm written order stating its (and/or its Affiliates' and sublicensees') requirements for Formulated TIMERx to be used for production of the Designated Product for commercial use or sale no less than 6 months in advance of the requested delivery date therefor. Mylan shall, within one month following the filing by Mylan of an ANDA with the FDA for the Designated Product, submit to Penwest Mylan's first such order for Formulated TIMERx under this Agreement, for an amount ************************************************************************
*******************************************************************************
************ inclusive, following the submission of such order.

                5.11 At least twelve months before Mylan and/or its Affiliates or sublicensees begin production of the Designated Product for commercial use or sale (and in any event not later than concurrently with the submission of the first order described in Section 5.10), Mylan shall deliver to Penwest a written, non-binding estimate of all requirements of Formulated TIMERx therefor. Mylan will deliver to Penwest updates to such estimates on or before the first day of each January, April, July and October thereafter during the Marketing Period, which updates may revise estimates previously submitted and will add estimates for additional months so that each such estimate covers the ************** following the end of the firm-order period (that is, the ****************** after the month in which such estimates are made). Penwest shall not be obligated to supply Mylan with quantities of Formulated TIMERx during any quarter in excess of ******************************** of the quantities estimated in Mylan's written estimate applicable to that quarter, which estimate was given to Penwest ********** prior to such quarter (the "************* Prior Estimate" as to that quarter). Mylan shall be responsible for purchasing from Penwest in each quarter at least ************* of the quantities of Formulated TIMERx estimated in the ***************** Prior Estimate as to such quarter.

                5.12 No order for Formulated TIMERx hereunder may be cancelled or deferred by Mylan except by written notice delivered to Penwest at **************** prior to the scheduled delivery date. No orders may be cancelled or deferred (***************************) without Penwest's approval if such cancellation or deferral would reduce Mylan's purchases for the applicable quarter to less than the 80% level referred to in Section 5.11.

                5.13 Each party shall promptly notify the other of any fact, circumstance, condition or knowledge dealing with TIMERx or the Designated Product of which the Party becomes aware that bears upon the safety or efficacy of TIMERx or the Designated Product. Each party shall immediately notify the other of any inspection or audit relating to TIMERx, Formulated TIMERx, or the Designated Product by any governmental regulatory authority in the Territory. If a representative of the governmental authority takes samples in connection with such audit or inspection, the parties shall immediately provide each other, as appropriate, samples from the same batch. The party in receipt of such notice will provide the other party within 72 hours, with copies of all relevant documents, including FDA Forms 482, 483, warning letters and other correspondence and notifications as such other party may reasonably request. Penwest and Mylan agree to cooperate with each other during any inspection, investigation or other inquiry by the FDA or other governmental entity, including providing information and/or documentation, as requested by the FDA, or other governmental entity. To the extent permissible, Penwest and Mylan also agree to discuss any responses to observations or notifications received and to give the other party an opportunity to comment on any proposed response before it is made. In the event of disagreement concerning the content or form of such response, Mylan shall be responsible for deciding the appropriate form and content of any response with respect to any of its cited activities and Penwest shall be responsible for deciding the appropriate form and content of any response with respect to any of its cited activities. Each party shall inform the other of all comments and conclusions received from the governmental authority.

        6.      OWNERSHIP AND LICENSES.

                6.1 Except as otherwise explicitly licensed or transferred as provided herein, each party will, as between it and the other party hereto, retain ownership of any and all inventions, copyrights, trade secrets, know-how, patent rights and other technology and rights to the extent conceived or developed by its personnel or contractors (other than the other party hereto). Neither party makes any grant of rights by implication.

                6.2 Except as otherwise provided herein, each party shall be responsible, as it shall determine, for the filing and prosecution of any and all patent applications with respect, in whole or in part, to its own intellectual property and for the maintenance of any available patent protection with respect thereto; provided however, that neither party commits that any such patent protection will be available or continuous hereunder. If one party believes that an application for a patent in the Territory should be filed with respect to any invention of the other party hereunder related to the Designated Product, it may so notify such other party, and the parties will cooperate in the investigation of the propriety of such an application, taking into account the respective interests of the parties and the anticipated costs and benefits of such patent protection.

                6.3 Penwest hereby grants to Mylan and its Affiliates a license under the Penwest Patents, the Joint Developments, and Penwest's Confidential Technology disclosed to Mylan hereunder to make, have made, use and sell the Designated Product in the Territory during the License Term. Such license shall be exclusive for such purposes as to the Penwest Patents listed in Exhibit within the Exclusive Territory and shall be non-exclusive in the Non-Exclusive Territory. Such license does not extend to the making of TIMERx or Formulated TIMERx, but does cover the incorporation of the same into the Designated Product. Mylan shall have no right to grant sublicenses hereunder without the prior written consent of Penwest, which consent may be withheld in Penwest's discretion as to sublicenses in the Exclusive Territory, but will not be unreasonably withheld as to sublicenses in the NonExclusive Territory. Penwest will, throughout the License Term, promptly notify Mylan of all Penwest Patents referred to in Subsection and provide Mylan with access to all of the same, solely for use within the scope of the license stated in this section.

                6.4 Mylan hereby grants to Penwest and its Affiliates a nonexclusive, paid-up, worldwide license, with right to sublicense, under any and all patents, patent applications, trade secrets, copyrights, and other intellectual property rights of any sort owned or cibtrikked by Mylan or its Affiliates or sublicensees, to make, have made, use and sell Formulated TIMERx during the License Term, if and to the extent such license is necessary for Penwest to do so as agreed hereunder. Penwest and its Affiliates shall have the right to grant sublicenses of its rights hereunder to an alternate supplier as and for the purposes described in Section , but shall otherwise have no right to grant sublicenses hereunder without the prior written consent of Mylan, which consent shall not be unreasonably withheld.

                6.5 Subject to and conditional upon the failure of Penwest (or the alternate supplier) to meet Mylan's and its Affiliates' and sublicensees' requirements as provided in Section , Penwest grants to Mylan a nonexclusive, worldwide license under the TIMERx Production Technology to make and have made Formulated TIMERx solely for use in the Designated Product for sale in the Territory during the License Term. Mylan shall have no right to grant sublicenses of its rights hereunder (whether to Affiliate(s) or otherwise) without the prior written consent of Penwest, which consent shall not be unreasonably withheld.

                6.6 Mylan acknowledges that Penwest and its Affiliates, for itself and for others, applies, and will seek to apply, TIMERx to products other than the Designated Product. No provision hereof, and no exclusivity hereunder, shall




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prevent Penwest from so applying TIMERx or Formulated TIMERx, so long as the end product is not the Designated Product hereunder, it being understood that the Nifedipine Agreements will continue to govern on this point as to the products covered by them.

                6.7 Mylan hereby grants to Penwest and its Affiliates a nonexclusive, worldwide license, with right to sublicense, under any and all Mylan Improvements, to make, have made, use and sell any products or services using or based upon TIMERx or related technology, other than: (i) Designated Products in the Territory during the License Term, and (ii), to the extent so provided in the Nifedipine Agreements, the "Designated Products" defined in those agreements. Such license shall require the payment of a reasonable royalty to Mylan if any commercial sales are made under such license. Penwest shall notify Mylan at least **************** prior to granting any sublicense to the rights under this section (other than to a Penwest Affiliate), and shall consult with Mylan as to the propriety of such sublicense if Mylan, within such *********** period, notifies Penwest of Mylan's belief, on reasonable grounds stated in such notice, that such a sublicense would have a substantial adverse effect on Mylan or its business. Mylan will, throughout the License Term, promptly notify Penwest of all Mylan Improvements and provide Penwest with access to all of the same, solely for use within the scope of the license stated in this section.

                6.8 In recognition of the parties' cooperative efforts with respect to the Joint Developments, it is agreed that each party and its Affiliates shall have the nonexclusive, worldwide right and license, with right to sublicense, under the Joint Developments, to make, have made, use and sell any products or services (other than the Designated Product by Penwest or its Affiliates in the Exclusive Territory during the License Term, or, to the extent so provided in the Nifedipine Agreements, the "Designated Products" defined in those agreements); provided, however, that each party
******************************************************************************
*****************************************************************. Each party shall promptly notify the other of any such licenses or sublicenses of any Joint Developments. Each party will, throughout the License Term, promptly notify the other of all Joint Developments and provide such other party with access to all of the same.

                6.9 Mylan hereby grants Penwest and its Affiliates a nonexclusive license under all rights of Mylan and its Affiliates and sublicensees in and to that portion of the Mylan Test and Regulatory Data that is disclosed or provided to Penwest hereunder, to use the same for purposes of complying with governmental requirements of any country, other than with respect to the Designated Product for marketing or use in the Territory. Such license shall be on a paid-up, royalty-free basis as to Penwest and its Affiliates, and as to any of the Available Portion of the Mylan Test and Regulatory Data (whether as to Penwest or others), ********************************** to
************ if any but the Available Portion is used

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by any other party under a sublicense from Penwest or its Affiliate. Penwest shall notify Mylan at least ************ prior to granting any sublicense to the rights under this section (other than to a Penwest Affiliate or as to the Available Portion), and shall consult with Mylan as to the propriety of such sublicense if Mylan, within such **************** period, notifies Penwest of Mylan's belief, on reasonable grounds stated in such notice, that such a sublicense would have a substantial adverse effect on Mylan or its business. Mylan hereby consents to Penwest's and its Affiliates' and sublicensees' cross-referencing, in any filings that are essentially the equivalent of the sorts of filings that are termed "ANDA" or "NDA" filings if made with the FDA, made by them within the scope of such license, any ANDA or NDA filing made or FDA master file created by Mylan or its Affiliates or sublicensees relating to or containing any of the Mylan Test and Regulatory Data. The license under this section shall survive any termination or expiration of the term of this Agreement, except a termination under Section due to an uncured breach by Penwest. Mylan will, throughout the License Term and solely for use within the scope of the license stated in this section, promptly provide to Penwest copies of all of the Deliverable Portion of the Mylan Test and Regulatory Data in or coming into Mylan's possession or otherwise reasonably available to it.

                6.10 Penwest hereby grants Mylan and its Affiliates (with right to sublicense only to sublicensees under Section , as approved by Penwest) a nonexclusive, paid-up license under all rights of Penwest and its Affiliates in and to the Penwest Test and Regulatory Data to use the same for purposes of complying with governmental requirements, but solely with respect to the Designated Product for marketing or use in the Territory, it being understood that the Nifedipine Agreements will continue to govern on this point as to the products covered by them. Penwest hereby consents to Mylan's and its Affiliates' and such sublicensees' cross-referencing, in any ANDA or NDA filings made by them within the scope of such license, any ANDA or NDA filing made or FDA master file created by Penwest or its Affiliates relating to or containing any of the Penwest Test and Regulatory Data. The license and rights under this section shall survive any termination or expiration of the term of this Agreement, except a termination under Section due to an uncured breach by Mylan. Penwest will, throughout the License Term and solely for use within the scope of the license stated in this section, promptly provide to Mylan copies of all of the Penwest Test and Regulatory Data in or coming into Penwest's possession or otherwise reasonably available to it.

                6.11 Each party agrees to mark and to have marked by its Affiliates and sublicensees (if any) every product manufactured, used or sold by it or its Affiliates or sublicensees in accordance with the laws of the United States or other applicable nation relating to the marking of patented articles with notices of patent.

                6.12    Any dispute concerning the ****************************
*****************************

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                         ASTERISKS DENOTE SUCH OMISSIONS

*******************************************************************************
**************. Each party hereto shall afford, to the extent permissible under its agreements with the third parties, the other party hereto the same audit rights that such party obtains from its licensees or sublicensees with respect to any of the rights described in such sections.

        7.      CONFIDENTIALITY.

                7.1 In the course of performance under this Agreement, a party may disclose to the other confidential information belonging to such party in writing, orally or by demonstration or sample, which information is marked or stated in writing at or within 30 days after its disclosure to be "confidential" or "trade secret" information. All such confidential information of a party shall be maintained in confidence by the other and will not be used by the other party for any purpose except as authorized hereunder. Each party shall exercise, and shall cause its Affiliates, sublicensees and consultants to exercise, a reasonable degree of care and at least the same degree of care as it uses to protect its own confidential information of similar nature to preserve the confidentiality of such information of the other party. Each party shall safeguard such information against disclosure to third parties, including without limitation employees and persons working or consulting for such party that do not have an established, current need to know such information for purposes authorized under this Agreement. This obligation of confidentiality does not apply to information and material that:

                        7.1.1 were properly in the possession of the receiving party, without any restriction on use or disclosure, prior to receipt from the other party;

                        7.1.2 are at the time of disclosure hereunder in the public domain by public use, publication, or general knowledge;

                        7.1.3 become general or public knowledge through no fault of the receiving party or its Affiliates or sublicensees following disclosure hereunder;

                        7.1.4 are properly obtained by the receiving party from a third party not under a confidentiality obligation to the disclosing party hereto;

                        7.1.5 are independently developed by or on behalf of the receiving party without the use or assistance of the confidential information of the other party;

                        7.1.6 consist merely of an idea or conception for the combination of one or more active drug ingredients with a controlled-release agent such as TIMERx; or

                        7.1.7 are required to be disclosed by order of any court or governmental authority; provided, however, that the exceptions stated in Sections 7.1.3, 7.1.4, 7.1.5 and 7.1.7 shall not affect the continuing obligation of Mylan as the receiving party to pay any Royalties pursuant to the terms hereof with respect to the use of such information or materials that have not, as of the relevant time, been placed into the public domain by the act of Penwest or its Affiliates.

                7.2 Neither party shall make any public announcement or other publication regarding this Agreement (whether as to the existence or terms hereof) or the development work or project hereunder or the results thereof without the prior, written consent of the other party, which consent shall not be unreasonably withheld; provided that the foregoing shall not prohibit any disclosure which, in the opinion of counsel to the disclosing party, is required by any applicable law or by any competent governmental authority. In no event shall either party make any disclosure of any such results before a patent application has been filed with respect thereto, except upon the prior written approval of the other party.

        8.      INFRINGEMENT.

                8.1 Penwest shall promptly inform Mylan of any suspected infringement of any of the Penwest Patents or the infringement or misappropriation of the TIMERx Production Technology by a third party, to the extent such infringement involves the manufacture, use or sale of the Designated Product in the Territory ("Covered Infringement"). Mylan shall promptly inform Penwest of any suspected infringement of any of the Penwest Patents or infringement or misappropriation of the TIMERx Production Technology, whether or not the same involves a Covered Infringement.

                8.2 If the suspected infringement or misappropriation does not involve a Covered Infringement, Penwest may take, or refrain from taking, any action it chooses, with or without notice to Mylan, and Mylan shall have no right to take any action with respect to such suspected infringement or misappropriation, nor to any recoveries with respect thereto. If the suspected infringement or misappropriation involves a Covered Infringement, Penwest shall, within 30 days of the first notice referred to in Section , inform Mylan whether or not Penwest intends to institute suit against such third party with respect to a Covered Infringement. Mylan will not take any steps toward instituting suit against any third party involving a Covered Infringement until Penwest has informed Mylan of its intention pursuant to the previous sentence.

                8.3 If Penwest notifies Mylan that it intends to institute suit against a third party with respect to a Covered Infringement, and Mylan does not agree to join in such suit as provided in Section , Penwest may bring such suit on its own and shall in such event bear all costs of, and shall exercise all control over, such suit. Penwest may, at its expense, bring such action in the name of Mylan and/or cause Mylan to be joined in the suit as a plaintiff. Recoveries, if any, whether by judgment, award, decree or settlement, shall belong solely to Penwest.

                8.4 If Penwest notifies Mylan that it desires to institute suit against such third party with respect to a Covered Infringement, and Mylan notifies Penwest within 30 days after receipt of such notice that Mylan desires to institute suit jointly, the suit shall be brought jointly in the names of both parties and all costs thereof shall be borne equally. Recoveries, if any, whether by judgment, award, decree or settlement, shall, after the reimbursement of each of Penwest and Mylan for its share of the joint costs in such action, be shared between Penwest and Mylan equally; provided however that, any portion of such net recoveries which constitutes the equivalent of, or damages or payments in lieu of, a royalty measured by the defendant's Net Sales shall not be shared equally, but shall be shared between Penwest and Mylan in accordance with Section as if they were Mylan's Net Sales.

                8.5 If Penwest notifies Mylan that it does not intend to institute suit against such third party with respect to a Covered Infringement, Mylan may institute suit on its own. Mylan shall bear all costs of, and shall exercise all control over, such suit. Recoveries, if any, whether by judgment, award, decree or settlement, shall belong solely to Mylan; provided however that, after reimbursement of Mylan for its costs in such action, any portion of such net recoveries which constitutes the equivalent of, or damages or payments in lieu of, a royalty measured by the defendant's Net Sales shall be shared between Penwest and Mylan in accordance with Section as if they were Mylan's Net Sales.

                8.6 Should either Penwest or Mylan commence a suit under the provisions of this Section and thereafter elect to abandon the same, it shall give timely notice to the other party, who may, if it so desires, be joined as a plaintiff in the suit (or continue as such if it is already one) and continue prosecution of such suit. The sharing of expenses and any recovery of such suit shall be as reasonably agreed between Penwest and Mylan.

        9.      REPRESENTATIONS, WARRANTIES AND INDEMNITIES.

                9.1 Each party represents and warrants to the other that, to the best of its current knowledge, it has the full right and authority to enter into this

Agreement and to grant the licenses granted herein. Each party believes, to the best of its current knowledge, that any existing patents licensed by it to the other party under this Agreement are valid.

                9.2 Penwest represents and warrants that any Formulated TIMERx supplied by it to Mylan hereunder for use in the Designated Product, at the point of delivery:


                        9.2.1 will conform to the product Specifications that Penwest and Mylan have agreed in writing are to apply to such delivery of TIMERx; and

                        9.2.2 to the best of Penwest's current knowledge, will not infringe upon an article patent of any third party.

        PENWEST MAKES NO REPRESENTATIONS OR WARRANTIES AS TO ANY TIMERx OR FORMULATED TIMERx SUPPLIED BY IT TO MYLAN EXCEPT AS ARE EXPLICITLY STATED HEREIN.

                9.3 Each party represents and warrants to the other party that it has obtained and will at all times during the term of this Agreement, hold and comply with all licenses, permits and authorizations necessary to perform this Agreement and to test, manufacture, market, export, and import the products and assistance to be provided by it hereunder, as now or hereafter required under any applicable statutes, laws, ordinances, rules and regulations of the United States and any applicable foreign, state, and local governments and governmental entities.

                9.4 Mylan warrants that any Designated Product manufactured, marketed or distributed by Mylan or its Affiliates or sublicensees shall meet and be manufactured, packaged, labeled, sold, and promoted in accordance with all applicable regulatory requirements within the Territory.

                9.5 Penwest shall indemnify, defend and hold harmless Mylan and its Affiliates and sublicensees from any claim, action or damages arising out of any alleged infringement by reason of the manufacture, use or sale by Mylan of the Designated Product to the extent such infringement would apply as well to the manufacture, sale or distribution of TIMERx alone. If Mylan or its Affiliate or sublicensee, by reason of its manufacture, sale or distribution of Designated Product, is accused of infringing the patent of a third party, and such claim of infringement, as framed by the claimant, would apply as well to the manufacture, sale or distribution of TIMERx alone, Mylan shall immediately so notify Penwest and provide Penwest all available information,




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                         ASTERISKS DENOTE SUCH OMISSIONS

         and the parties shall consult reasonably as to the proper course of action. If Penwest and Mylan jointly determine that such claim is likely to prevail, or if an arbitrator hereunder or a court of competent jurisdiction so determines, Mylan shall be entitled to offset against any Royalties payable to Penwest hereunder any third party royalties for which Mylan or its Affiliate or sublicensee becomes liable.

                9.6 Penwest shall indemnify, defend and hold Mylan and its Affiliates and sublicensees harmless from any and all third-party claims to the extent arising from, in connection with, based upon, by reason of, or relating in any way to:

                        9.6.1
                                *****************************************TIMERx
                        in the Designated Product;

                        9.6.2   Penwest's ********************************* and
                        the Specifications therefor hereunder;

                        9.6.3   any failure of the Formulated TIMERx
                        manufactured by Penwest or its alternate supplier (but not by Mylan under Section ), as delivered to Mylan hereunder for use in the Designated Product, to conform to the Specifications; or

                        9.6.4 any failure of Penwest to comply with its obligation under Section 5.13 to notify Mylan of any information coming into Penwest's possession and ***************************************and not arising from any other aspect of the Designated Product or its formulation,development, supply, production, manufacture, sale, delivery, distribution or usenor from any act or omission of Mylan with respect to the Formulated TIMERfollowing its delivery to Mylan hereunder.

                9.7 Mylan shall indemnify, defend and hold Penwest harmless from any and all third-party claims to the extent arising from, in connection with, based upon, by reason of, or relating in any way to, the formulation, development, supply, production, manufacture, sale, delivery, distribution or use of the Designated Product, ************************************************

                9.8 Notwithstanding anything to the contrary set forth elsewhere herein, neither Mylan nor Penwest shall be obligated to indemnify the other party for claims or liabilities to the extent arising from such other party's, or its Affiliates', sublicensees' or assigns', negligence, intentional misconduct, or breach of its duties, obligations, warranties or representations set forth herein.

                9.9 Whenever indemnification is provided for a party under this Agreement, such right of indemnification shall extend also to the indemnified party's

Affiliates, officers, directors, shareholders, successors, assigns, agents, employees, and insurers to the extent the same become subject to such claim in such capacity. The party seeking indemnification shall provide the indemnifying party with written notice of any claim or action within ten (10) days of its receipt thereof, and shall afford the indemnifying party the right to control the defense and settlement of such claim or action. The party seeking indemnification shall provide reasonable assistance to the indemnifying party in the defense of such claim or action. If the defendants in any such action include both Mylan and Penwest and either party concludes that there may be legal defenses available to it which are different from, additional to, or inconsistent with, those available to the other, that party shall have the right to select separate counsel to participate in the defense of such action on its behalf, and such party shall thereafter bear the cost and expense of such separate defense. Should the indemnifying party determine not to defend such claim or action, the other party shall have the right to maintain the defense of such claim or action and the indemnifying party agrees to provide reasonable assistance to it in the defense of such claim or action. Neither party shall settle any such claim or action in a way that prejudices or adversely impacts the other party to this Agreement without the prior approval of such other party (which approval shall not be unreasonably withheld).

                9.10 Any dispute concerning indemnification will be determined by arbitration in accordance with Section of this Agreement.

                9.11 THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR ARISING BY LAW, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY (i) BY PENWEST AS TO THE PATENTABILITY, VALIDITY (EXCEPT AS STATED IN SECTION), OR SCOPE OF ANY PENWEST PATENTS, PENWEST'S CONFIDENTIAL TECHNOLOGY, TIMERX PRODUCTION TECHNOLOGY, JOINT DEVELOPMENTS, OR PENWEST TEST AND REGULATORY DATA; OR (ii) BY MYLAN AS TO THE PATENTABILITY, VALIDITY (EXCEPT AS STATED IN SECTION ), OR SCOPE OF ANY MYLAN IMPROVEMENTS, JOINT DEVELOPMENTS, OR MYLAN TEST AND REGULATORY DATA.

                9.12 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN (OTHER THAN THE INDEMNITIES STATED IN THIS SECTION ), NEITHER PARTY SHALL UNDER ANY CIRCUMSTANCES BE LIABLE FOR ANY THIRD PARTY CLAIMS OR FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT OR SPECIAL DAMAGES, INCLUDING ANY LOST PROFITS OR SAVINGS, ARISING FROM ANY BREACH OF WARRANTY OR THE PERFORMANCE OR BREACH OF ANY OTHER PROVISION OF THIS

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             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
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                         ASTERISKS DENOTE SUCH OMISSIONS

AGREEMENT OR THE USE OR INABILITY TO USE TIMERx, THE DESIGNATED PRODUCT, PENWEST PATENTS, PENWEST'S CONFIDENTIAL TECHNOLOGY, TIMERx PRODUCTION TECHNOLOGY, PENWEST TEST AND REGULATORY DATA, MYLAN IMPROVEMENTS, OR MYLAN TEST AND REGULATORY DATA, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                9.13 Each party shall, at its own cost and expense, obtain and maintain from a qualified insurance company comprehensive general liability and products liability insurance coverage during the term of this Agreement (and any subsequent period of sale or distribution pursuant to Section ). Such insurance shall be in an amount no less than ************************* combined single limit for each occurrence for bodily injury and/or property damage. Each party agrees to provide the other party with a certificate of insurance evidencing such insurance within thirty (30) days after the execution of this Agreement and again thereafter from time to time as reasonably requested by such other party.

        10.     TERM AND TERMINATION.

                10.1 The term of this Agreement shall begin on the date set forth above and shall, unless earlier terminated as provided herein, continue until the end of the License Term.

                10.2 Subject to Sections and , Penwest may at its option terminate this Agreement following any Approval Date if Mylan and its Affiliates and sublicensees, in the aggregate, fail to sell, in Royalty-bearing transactions triggering "Net Sales" hereunder, ********************************
*******************************************************************************
*************************

                        10.2.1  The minimum************************************:

                        (i) For the first full calendar year following the Approval Date ("Year 1"),**********************
                                ***********************************************
                                **************************

                        (ii) For the next following calendar year ("Year 2"), the *******************************************
                                ************************

                        (iii)    For the next calendar year following Year 2
                                ("Year 3") and each year thereafter during the License Term, the *****************************
                                **********************************************

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             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
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                         ASTERISKS DENOTE SUCH OMISSIONS

                10.3 If there is any period during which Mylan's ability to sell the Designated Product is materially retarded due to:

                        10.3.1 events beyond its reasonable control as described in Section or

                        10.3.2 a failure of Penwest and its alternate supplier to supply Formulated TIMERx as described in Section ,

        then an additional period of the lesser of the duration of such event (or failure) or one year shall be added at that point to the schedule described in Section 5.8.

                10.4 If, at the Approval Date, there are in the United States *******************************************************************************,
the minimum amounts stated in Section 10.2 shall **************************** to be reasonably agreed between Mylan and Penwest in good faith negotiations during the ninety (90) days following the Approval Date.

                10.5 Mylan may at its option terminate this Agreement following any Approval Date, provided that any such elective termination shall require that Mylan pay an early termination fee to Penwest equal **************
*******************************************************************************
*******************************************************************************
****** the period in which such termination occurs (whether or not any part of
*******************************************************************************
******************, and such termination fee shall be paid to Penwest on or before the effective date of such termination.

                10.6 Following any expiration or termination of the License Term (but subject to Section 10.10), the licenses to Penwest under Sections 6.7, 6.8, and 6.9 shall be extended to include (in addition to their coverage as stated in such sections) making, using and selling the Designated Product in the Territory and the use of Mylan Test and Regulatory Data for purposes of complying with governmental requirements with respect to the Designated Product for marketing or use in the Territory, and otherwise shall continue to be governed by the terms stated in such sections.

                10.7 In the event that either party materially breaches any of the terms, conditions or agreements contained in this Agreement to be kept, observed or performed by it, then the other party may terminate this Agreement, at its option and without prejudice to any of its other legal or equitable rights or remedies, by giving the party who committed the breach (i) in the case of breach of obligations other than the payment of money, 90 days' notice in writing, unless the notified party within such 90-day period shall have cured the breach, and (ii) in the case of breach of an obligation for the payment of money, 30 days' notice in writing, unless the notified party within such 30-day period shall have cured the breach, including any required payment of interest on previously unpaid amounts as set forth herein; provided, however, that:

10.7.1 no termination of this Agreement under this Section shall become effective during the pendency of a good faith dispute between the parties as to the existence of grounds for such a termination, provided that the parties are complying with the process in Section in good faith in order to resolve such dispute, and that such termination shall become effective immediately upon any binding determination that such grounds did exist at the time the notice of termination was given; and

10.7.2 if a notice of termination is given pursuant to this Section and it is subsequently determined that grounds for such a notice did not exist, the giving of such notice shall not itself constitute a repudiation or default under this Agreement, so long as such notice was given in the good faith belief that such grounds did exist.

                10.8 In the event of any termination of this Agreement, Mylan shall be entitled to sell and distribute reasonable inventories of Designated Product remaining on hand as of the effective date of termination, provided that such sales and distribution are otherwise in conformance with this Agreement. Mylan may continue to make, use or sell such Designated Product only until Mylan has exhausted remaining raw materials in its possession at the time of termination of the license. Net Sales of the Designated Product pursuant to this Section shall be subject to the Royalties pursuant to Section 4.3.

                10.9 Any sublicenses granted by Mylan or its Affiliates under this Agreement shall provide for termination or assignment to Penwest, at the option of Penwest, of Mylan's or its Affiliate's interest therein upon termination of this Agreement.

                10.10 Mylan's obligations regarding payment of Royalties (and Production Royalties, if any) accrued as of the date of termination and as provided under Section 10.8; Penwest's rights under Sections 6.7, 6.8 and 6.9 as modified by Section (except if this Agreement is terminated due to an uncured breach on the part of Penwest); and Mylan's rights under Section (except if this Agreement is terminated due to an uncured breach on the part of Mylan); and the provisions of Sections 7, 9, and 11, hereof shall survive any expiration or termination of this Agreement.

        11.     MISCELLANEOUS.

                11.1 Each of Penwest and Mylan agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things as are reasonably within its control and its responsibilities under this Agreement, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary or as the other party hereto may from time to time reasonably request in connection with this Agreement to carry out more effectively the provisions and purposes of this Agreement.

                11.2 This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof, it being understood that the Nifedipine Agreements are not superseded by or merged into this Agreement, but, rather, shall continue in effect as to their subject matter and in accordance with their terms.

                11.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their Affiliates, successors and permitted assigns; provided, however, that except for assignments or delegations to Affiliates of a party (which shall not release such party from any of its rights or responsibilities hereunder), or as part of the transfer of all or substantially all assets to a single buyer or pursuant to a merger or other corporate reorganization, or as otherwise specifically permitted hereunder, neither party shall assign or delegate any of its rights or obligations hereunder at any time without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld.

                11.4 All notices, requests or other communication provided for or permitted hereunder shall be given in writing and shall be hand delivered or sent by facsimile, reputable courier or by registered or certified mail, postage prepaid, return receipt requested, to the address set forth on the signature page of this Agreement, or to such other address as either party may inform the other of in writing. Notices will be deemed delivered on the earliest of transmission by facsimile, actual receipt or three days after mailing as set forth herein.

                11.5 No change, modification, extension, termination or waiver of any obligation, term or provision contained herein shall be valid or enforceable unless same is reduced to writing and signed by a duly authorized representative of each of the parties to be bound hereby. No waiver of any right in any one instance shall constitute a waiver of that right or of any other right in other instances under this Agreement.





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                         ASTERISKS DENOTE SUCH OMISSIONS



                11.6 If any provision of this Agreement shall be held invalid, illegal or unenforceable, such provision shall be enforced to the maximum extent permitted by law and the parties' fundamental intentions hereunder, and the remaining provisions shall not be affected or impaired.

                11.7    Nothing herein contained shall ************************
agreement or constitute either party as the partner, principal or agent of the other, this being an Agreement between independent contracting entities. Neither party shall have the authority to bind the other in any respect whatsoever. Except as provided herein, nothing contained in this Agreement shall be construed as conferring any right on either party to use any name, trade name, trademark or other designation of the other party hereto, unless the express, written permission of such other party has been obtained.

                11.8 In the event that either party hereto is prevented from carrying out its obligations under this Agreement by events beyond its reasonable control, including without limitation acts or omissions of the other party, acts of God or government, natural disasters or storms, fire, political strife, labor disputes, failure or delay of transportation, default by suppliers or unavailability of parts, then such party's performance of its obligations hereunder shall be excused during the period of such event and for a reasonable period of recovery thereafter, and the time for performance of such obligations shall be automatically extended for a period of time equal to the duration of such event or events.

                11.9 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to its conflict of laws rules.

                11.10 Should the parties to this Agreement fail to resolve any controversy or claim arising out of or relating to the interpretation or application of any term or provision set forth herein, or the alleged breach thereof, such controversy or claim shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon any award rendered pursuant to the terms set forth herein may be entered in any court having jurisdiction of the party against whom the award is rendered. Any award rendered pursuant to the terms and conditions set forth herein shall be final and binding upon the parties and their Affiliates. Any arbitration held pursuant to this Agreement shall be held in Washington, D.C., or such other site as the parties may mutually agree. All costs and expenses including reasonable attorney's fees and the fees and expenses of the arbitrators and the AAA, incurred in the enforcement of this Agreement shall be paid to the prevailing party by the non-prevailing party, provided that the same may be apportioned between the parties by the arbitrators if they determine that each party has prevailed in part. Notwithstanding the foregoing, either party may, on good cause shown, seek a temporary restraining order and/or a

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preliminary injunction from a court of competent jurisdiction, to be effective pending the institution of the arbitration process and the deliberation and award of the arbitration panel.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and acknowledge this Agreement as of the Effective Date


Mylan Pharmaceuticals Inc.                      Penwest, Ltd.


By  /s/ Roderick P. Jackson                     By /s/ John V. Talley
   ------------------------                       -------------------
    Roderick P. Jackson                            John V. Talley
    Senior Vice President                          Vice President

Address:                                        Address:
    781 Chestnut Ridge Road                     2981 Route 22
    Morgantown, W.V.  26504                     Patterson, N.Y.  12563

    FAX: (304) 598-5409                         FAX: (914) 878-3420
    Attn: J. Gregory Ford                       Attn: Dr. Paul K. Wotton

                                   EXHIBIT 1.6

                            Target Designated Product


Solid-dosage forms of a controlled-release pharmaceutical for oral administration in humans that combine Glipizide with TIMERx and other excipients and that are bioequivalent to the product currently (as of the Effective Date) marketed in the United States under the name "Glucotrol XL," in 5mg and 10mg tablet dosage strengths, and that are eligible for approval by the FDA under an ANDA.

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             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
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                         ASTERISKS DENOTE SUCH OMISSIONS




                                  EXHIBIT 1.17


            Deliverable Portion of the Mylan Test and Regulatory Data

All material under or directly related to the following headings (or their substantive equivalents) *******************************

*********************************************

*********************************************

***********************************************

*********************************************************

*********************************************************

Test Procedures under the heading "Controls for the Finished Dosage Form" (except for any Assay information that is proprietary to Mylan)

Finished Product Specifications and Test Data under the heading "Controls for the Finished Dosage Form"

Drug Substance under the heading "Analytical Methods" (except for Mylan's Certificate of Analysis)

Analytical Procedures - *********************************************
**********************************************

Such other information and data as is reasonably necessary or facilitative for Penwest's performance of its obligations hereunder*****************************
***************************************************

                                  EXHIBIT 1.20

                                 Penwest Patents


UNITED STATES:

1) U.S. Patent No. 4,994,276, entitled "Directly Compressible Slow Release Granulation," issued February 19, 1991.

2) U.S. Patent No. 5,128,143, entitled "Sustained Release Excipient and Tablet Formulation," issued July 7, 1992.

3) U.S. Patent No. 5,135,757, entitled "Compressible Sustained Release Dosage Forms," issued August 4, 1992.

4) U.S. Application Serial No. 08\118,924, entitled "Sustained Release Hetero-Disperse Hydrogel Systems for Insoluble Drugs," filed September 9, 1993.

CANADA:

5) Canadian Patent Application No. 611,700, filed September 18, 1989 (corresponding to items 1), 2) and 3) above).

6)      Canadian Patent Application to be filed corresponding to item 4) above.


MEXICO:

7)      Mexican Patent Application to be filed corresponding to item 4) above.







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             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
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                         ASTERISKS DENOTE SUCH OMISSIONS

                                  EXHIBIT 2.4.1


Milestone         Payment           Payment          Payment           Payment
                  *******           *******          *******           *******
                  *******           *******          *******           *******
                  *******           *******          *******           *******
                  *******           *******          *******           *******
                  *******           *******          *******           *******
                  *******           *******          *******           *******

*********         *******           *******          *******           *******

*********         *******           *******          *******           *******
*********
****

*********         *******           *******          *******           *******
*********
****

*********         *******           *******          *******           *******

*********         *******           *******          *******           *******

*********         *******           *******          *******           *******

*********         *******           *******          *******           *******
*******

*********         *******           *******          *******           *******

*********         *******           *******          *******           *******

*********         *******           *******          *******           *******


Royalty           *************************
                  *************************
                  *************************

Price of TIMERx:           **********

Territories:      *************************




                                       37